Fair Value Measurements	9 Months Ended
Sep. 30, 2025
Fair Value Measurements [Abstract]
Fair Value Measurements

Note 9. Fair Value Measurements

The authoritative guidance on fair value measurements establishes a three-tier fair value hierarchy for disclosure of fair value measurements as follows:

Level 1 —	Quoted prices for identical assets or liabilities in active markets.

Level 2 —	Inputs other than quoted prices within Level 1 that are observable either directly or indirectly, including quoted prices in markets that are not active, quoted prices in active markets for similar assets or liabilities, and observable inputs other than quoted prices such as interest rates or yield curves.

Level 3 —	Unobservable inputs reflecting management’s view about the assumptions that market participants would use in pricing the asset or liability.

Assets and liabilities measured at fair value are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires management to make judgments and consider factors specific to the asset or liability.

Financial Instruments Not Recorded at Fair Value

The Company’s financial instruments include cash and cash equivalents, accounts payable, prepaids, accrued expenses, due to related parties, the Bridge Loans, and a note payable — related party. The recorded carrying amounts of these accounts approximate their fair value due to their short-term nature.

Financial Instruments Recorded at Fair Value

As discussed in Note 8 — Bridge Loans and Warrants, certain warrants that will, under the terms of the Bridge Loan agreements, be issued following the Merger (the “Bridge Package Contingent Warrants”) contained provisions whereby the number of shares issuable was contingent upon the achievement of specified funding thresholds by June 6, 2025. Due to this potential variability in the number of shares subject to the warrants, the Company initially classified the Bridge Package Contingent Warrants as liabilities in accordance with the guidance in ASC 815-40. The Bridge Package Contingent Warrants are classified as Level 3.

On June 6, 2025, the funding threshold was not met, thereby resolving the contingency that affected the number of shares subject to the warrants. As a result, the Company performed a final fair value measurement of the Bridge Package Contingent Warrants, which resulted in recognition of a gain of $1,260, which is presented as change in fair value — warrant liability in the consolidated statement of operations and comprehensive loss. Immediately thereafter, the Bridge Package Contingent Warrants were reclassified to permanent equity in accordance with ASC 815-40-35. At September, 2025 and December 31, 2024, the Bridge Package Contingent Warrant liability was zero.

The following tables provide a summary of changes in the estimated fair value of the financial instruments using significant Level 3 inputs:

Balance - January 1, 2025	$-
Issuance of Bridge Package Contingent Warrants	1,485
Change in fair value of Bridge Package Contingent Warrants	(1,260)
Reclassification to permanent equity on June 6, 2025	(193)
Impact as a result of foreign exchange rates	(32)
Balance - September 30, 2025	$-

The Company estimated the fair value of Bridge Package Contingent Warrants using the Black-Scholes option pricing model with the following inputs:

Warrants:
Expected term (in years)	3
Expected volatility	106% - 108%
Risk-free interest rate	3.89% - 4.01%
Expected dividend yield	0%

During the periods presented, the Company has not changed the manner in which it values the liabilities that are measured at estimated fair value using Level 3 inputs. There were no transfers within the hierarchy during the periods presented.